SPVAL COMPENSATION            UNITED OF OMAHA

BROKER DEALER DISTRIBUTION

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                               Maximum Commissions      Renewal Commission on
                 Issue Age   For Years 1&2 Premiums  Premiums Policys Years 3-10
                 ---------------------------------------------------------------
                   0-75*              8.00%                     0.50%
Total Commissions  76-80              6.00%                     0.50%
                   81-90              3.00%                     0.50%
--------------------------------------------------------------------------------

A trailer compensation option is available to Broker-Dealers, the percent of premium commissions are lowered .25% for each trailer compensation of .05% of account value.

*  Special bonuses may be available for this issue age (max of .25% additional)


CAPTIVE AGENT DISTRIBUTION

AGENTS
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                               Maximum Commissions      Renewal Commission on
                  Issue Age  For Years 1&2 Premiums  Premiums Policys Years 3-10
                  --------------------------------------------------------------
Total Commissions   0-80              3.00%                     0.50%
                    81-90             1.50%                     0.50%
--------------------------------------------------------------------------------

MANAGERS (GMS AND DSMS)
--------------------------------------------------------------------------------
                               Maximum Commissions      Renewal Commission on
                  Issue Age  For Years 1&2 Premiums  Premiums Policys Years 3-10
                  --------------------------------------------------------------
Total Commissions   0-80              0.18%                     0.18%
                    81-90             0.09%                     0.09%
--------------------------------------------------------------------------------